                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 14a-11(c) or Rule 14a-2
                             BayCorp Holdings, Ltd.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
      Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

                             BAYCORP HOLDINGS, LTD.
                       222 INTERNATIONAL DRIVE, SUITE 125
                      PORTSMOUTH, NEW HAMPSHIRE 03801-6819

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 2, 2001

To the Stockholders:

     The Annual Meeting of Stockholders of BayCorp Holdings, Ltd. (the "Company") will be held at the offices of the American Stock Exchange, 86 Trinity Place, New York, New York, on Wednesday, May 2, 2001 at 11:30 a.m., local time, to consider and act upon the following matters:

     1. To elect a Board of Directors to serve until the next Annual Meeting of Stockholders of the Company and until their successors are duly elected and qualified.

     2. To ratify the selection by the Board of Directors of Arthur Andersen LLP ("Andersen") as the Company's independent public accountants for the current fiscal year.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on March 21, 2001 will be entitled to notice of and to vote at the Meeting. The stock transfer books of the Company will remain open for the purchase and sale of the Company's Common Stock.

     All stockholders are cordially invited to attend the Meeting.

                                          By Order of the Board of Directors,

                                          FRANK W. GETMAN JR.
                                          President and Chief Executive Officer

Portsmouth, New Hampshire
April 6, 2001

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                             BAYCORP HOLDINGS, LTD.
                       222 INTERNATIONAL DRIVE, SUITE 125
                      PORTSMOUTH, NEW HAMPSHIRE 03801-6819

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 2, 2001

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of BayCorp Holdings, Ltd. (the "Company") for use at the Annual Meeting of Stockholders to be held on May 2, 2001 and at any adjournment of that meeting (the "Meeting"). All proxies will be voted in accordance with the instructions contained therein, and if no choice is specified, the proxies will be voted in favor of the proposals set forth in the Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by giving written notice to that effect to the Secretary of the Company.

     The Company's Annual Report for the fiscal year ended December 31, 2000 (which consists in principal part of the Company's Annual Report on Form 10-K for that year as filed with the Securities and Exchange Commission (the "Commission")) is being mailed to stockholders with the mailing of this Notice and Proxy Statement on or about April 6, 2001. A copy of the Exhibits to the Company's Annual Report on Form 10-K for the year ended December 31, 2000 will be furnished to any stockholder upon payment of an appropriate processing fee pursuant to a written request sent to the Secretary, BayCorp Holdings, Ltd., 222 International Drive, Suite 125, Portsmouth, New Hampshire 03801-6819.

VOTING SECURITIES AND VOTES REQUIRED

     On March 21, 2001, the record date for the determination of stockholders entitled to notice of and to vote at the Meeting, there were outstanding and entitled to vote an aggregate of 8,519,316 shares of Common Stock of the Company, $.01 par value per share ("Common Stock"). Stockholders are entitled to one vote per share.

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting shall be necessary to constitute a quorum for the transaction of business. Abstentions and "broker non-votes" will be considered as present for quorum purposes but will not be counted as votes cast. Accordingly, abstentions and broker non-votes will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage or a plurality of the votes cast or shares voting on a matter.

     The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the meeting is required for the ratification of the selection of Arthur Andersen LLP ("Andersen") as the Company's independent accountants for the current fiscal year.

BAYCORP HOLDINGS, LTD. AS SUCCESSOR TO GREAT BAY POWER CORPORATION

     As a result of a corporate restructuring that was effective on January 24, 1997 (the "Restructuring Date"), the Company's principal asset at that date was its 100% equity interest in Great Bay Power Corporation ("Great Bay"). Great Bay owns a 12.1% interest in the Seabrook Nuclear Power Station in Seabrook, New Hampshire (the "Seabrook Project"). Unless the context requires otherwise, references in this Proxy Statement to the Company for events and time periods before the Restructuring Date reflect treatment of the Company as the successor to Great Bay. On November 19, 1999, the Company's subsidiary, Little Bay Power Corporation, acquired an additional 2.9% interest in the Seabrook Project from Montaup Electric Company. The Company also owns a 45.9% equity interest in HoustonStreet Exchange, Inc. ("HoustonStreet" or "HSE"), the developers of the first Web portal for trading wholesale energy products.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the ownership of the Company's Common Stock and the ownership of the capital stock of HoustonStreet as of March 1, 2001 by (i) the only persons known by the Company to own more than five percent of the Company's outstanding shares, (ii) all directors and director nominees of the Company, (iii) each of the executive officers of the Company named in the Summary Compensation Table (the "Named Executive Officers") and (iv) all directors, director nominees and executive officers of the Company as a group.

                                       SHARES OF         PERCENTAGE OF      SHARES OF      PERCENTAGE OF
                                        BAYCORP             BAYCORP       HOUSTONSTREET    HOUSTONSTREET
                                      COMMON STOCK           COMMON       CAPITAL STOCK       CAPITAL
                                      BENEFICIALLY           STOCK         BENEFICIALLY        STOCK
NAME AND ADDRESS OF BENEFICIAL OWNER    OWNED(1)         OUTSTANDING(2)      OWNED(1)       OUTSTANDING
------------------------------------  ------------       --------------   --------------   --------------
5% Stockholders
Group consisting of:
  Leon G. Cooperman,
  Omega Capital Partners, L.P.,
  Omega Institutional Partners, L.P.
  and
  Omega Advisors, Inc.
  (the "Omega Group")...............   2,833,600(3)           33.3%          666,667            3.1%
  c/o Omega Advisors, Inc.
  Wall Street Plaza
  88 Pine Street
  New York, NY 10005
Group consisting of:
  Elliott Associates, L.P.,
  Elliott International, L.P.,
  Elliott International Capital
  Investors, Inc. (the "Elliott
  Group")...........................   1,940,808(4)           22.8%          666,667            3.1%
  c/o Elliott Associates, L.P.
  712 Fifth Avenue
  36th Floor
  New York, NY 10019
Directors, Director Nominee and
  Executive Officers:
Patrycia T. Barnard.................      57,200(5)              *            10,868(6)           *
Anthony M. Callendrello.............      10,000(7)              *                --             --
Alexander Ellis III.................      20,750(8)              *                --             --
Stanley I. Garnett, II..............      46,667(9)              *                --             --
Frank W. Getman Jr. ................     171,417(10)           2.0%          420,000(11)        1.9%
James S. Gordon.....................      50,000                 *            26,667              *
Michael R. Latina...................      60,000(12)             *                --             --
Lawrence M. Robbins.................      20,000(13)             *                --             --
John A. Tillinghast.................     201,500(14)           2.3%               --             --
All directors, director nominees and
  executive officers as a group (9
  individuals)......................     637,534(12)(15)       7.1%          457,535(16)        2.1%

---------------
  *  Less than 1% of the total number of shares outstanding.

 (1) The number of shares of Common Stock beneficially owned by each person or entity is determined under rules promulgated by the Commission. Under such rules, beneficial ownership includes any shares as to which the person or entity has sole or shared voting power or investment power, and also includes any shares of the Company or HoustonStreet which the person or entity has the right to acquire within 60 days after March 1, 2001. Unless otherwise indicated, each person or entity referred to above has sole voting and investment power with respect to the shares listed. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of such shares.

 (2) Number of shares deemed outstanding includes 8,519,316 shares outstanding as of March 1, 2001, plus any shares subject to options held by the person or entity in question that are currently exercisable or exercisable within 60 days after March 1, 2001.

 (3) The information presented herein is as reported in, and based upon, written information provided by the indicated stockholders to the Company as of March 1, 2001 and a Schedule 13D filed with the Commission on February 26, 1997 by the indicated stockholders. Leon G. Cooperman reported beneficial ownership of 2,833,600 shares, with sole voting and dispositive power with respect to 2,132,820 of such shares and shared voting and dispositive power with respect to 700,800 of such shares. Omega Capital Partners, L.P. ("Omega Capital") reported beneficial ownership of 1,031,760 shares, with sole voting and dispositive power as to all such shares. Omega Institutional Partners, L.P. ("Omega Institutional") reported beneficial ownership of 76,520 shares, with sole voting and dispositive power as to such shares. Omega Advisors, Inc. ("Omega Advisors") reported beneficial ownership of 1,725,340 shares with sole voting and dispositive power with respect to 1,024,540 of such shares and shared voting and dispositive power with respect to 700,800 of such shares. Mr. Cooperman is the managing partner of each of Omega Capital Partners, L.P. and Omega Institutional Partners, L.P. and is the President of Omega Advisors, Inc. These stockholders may be deemed to be a group for purposes of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Collectively, these stockholders and other affiliates of Mr. Cooperman and Omega Advisors, Inc. are referred to as the "Omega Group" or "Omega Group entities."

 (4) The information presented herein is as reported in, and based upon, a Form 13D/A filed with the Commission on January 19, 2001 by Elliott Associates, L.P., a Delaware limited partnership ("Elliott"), Elliott International, L.P., a Cayman Islands limited partnership ("Elliott International"), and Elliott International Capital Advisors, Inc., a Delaware corporation and investment manager to Elliott International ("EICA"). Elliott reported beneficial ownership of 946,059 shares and Elliott International reported beneficial ownership of 994,749 shares. EICA and Elliott International reported shared voting and dispositive power with respect to all shares reported as beneficially owned by Elliott International. Mr. Paul E. Singer ("Singer") and Elliott Capital Advisors, L.P., a Delaware limited partnership, which is controlled by Singer, are the general partners of Elliott. Hambledon, Inc., a Cayman Islands corporation, is the sole general partner of Elliot International. EICA expressly disclaimed equitable ownership of and pecuniary interest in any Common Stock. The stockholders identified in this note may be deemed to be a group for purposes of Rule 13d-3 promulgated under the Exchange Act. Collectively, these stockholders and other affiliates of Elliott Associates, L.P. are referred to as the "Elliott Group."

 (5) Includes 40,000 shares of Common Stock issuable upon exercise of outstanding stock options granted under the Company's 1996 Stock Option Plan, as amended.

 (6) Consists of 10,868 shares of HoustonStreet common stock, issuable upon exercise of outstanding stock options granted under HoustonStreet's 1999 Stock Incentive Plan, as amended.

 (7) Consists of 10,000 shares of Common Stock issuable upon exercise of outstanding stock options granted under the Company's 1996 Stock Option Plan, as amended.

 (8) Includes 20,000 shares of Common Stock issuable upon exercise of outstanding stock options granted under the Company's 1996 Stock Option Plan, as amended.

 (9) Consists of 46,667 shares of Common Stock issuable upon exercise of outstanding stock options granted under the Company's 1996 Stock Option Plan, as amended.

(10) Consists of 168,417 shares of Common Stock issuable upon exercise of outstanding stock options granted under the Company's 1996 Stock Option Plan, as amended.

(11) Includes 360,000 shares of HoustonStreet common stock issuable upon exercise of outstanding stock options granted under HoustonStreet's 1999 Stock Incentive Plan, as amended.

(12) Consists of 60,000 shares of Common Stock issuable upon exercise of outstanding stock options granted under the Company's 1996 Stock Option Plan, as amended. Excludes the 1,940,808 shares deemed beneficially owned by the Elliott Group. See footnote (4) above. Mr. Latina is a portfolio manager for Elliott Associates, L.P. Mr. Latina disclaims beneficial ownership of all shares deemed beneficially owned by the Elliott Group.

(13) Consists of 20,000 shares of Common Stock issuable upon exercise of outstanding stock options granted under the Company's 1996 Stock Option Plan, as amended.

(14) Includes 144,184 shares of Common Stock issuable upon exercise of outstanding stock options granted under the Company's 1996 Stock Option Plan, as amended.

(15) Includes 509,268 shares of Common Stock issuable upon exercise of outstanding stock options granted under the Company's 1996 Stock Option Plan, as amended.

(16) Includes 370,868 shares of HoustonStreet common stock issuable upon exercise of outstanding stock options granted under HoustonStreet's 1999 Stock Incentive Plan, as amended.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     HoustonStreet sold shares of its Series A Convertible Preferred Stock at $3.75 per share to entities related to the Omega Group and the Elliott Group as follows:

SALE DATE         PURCHASER           SHARES    TOTAL PURCHASE
---------         ---------           ------    --------------
2/2/2000   Omega Group entities       266,667     $1,000,001
2/2/2000   Elliott Associates, L.P.   266,667      1,000,001
3/6/2000   Omega Group entities       400,000      1,500,000
3/6/2000   Elliott Associates, L.P.   400,000      1,500,000

     As part of HoustonStreet's Series A financing, HoustonStreet sold 2,426,669 additional shares of its Series A Stock to third parties, also at $3.75 per share. Each of these third parties, as well as HoustonStreet, Omega Group entities and Elliott Advisors, L.P., entered into a (i) Series A Convertible Preferred Stock Purchase Agreement, (ii) Stockholders' Voting Agreement, (iii) Investor Rights Agreement and (iv) Right of First Refusal and Co-Sale Agreement. From January 1995 to September 2000, Lawrence M. Robbins, a director of the Company, was a general partner of Omega Advisors, Inc. Michael R. Latina, a director of the Company, is a portfolio manager for an affiliate of Elliott Associates, L.P. The Company is also a party to the Stockholders' Voting Agreement, as amended, and the Investor Rights Agreement, as amended.

     The Stockholders' Voting Agreement, as amended, requires the parties to cause to be elected to the board of directors of HoustonStreet one member designated by Omega Advisors, Inc., one member designated by Elliott Associates, L.P., one member who serves as the Company's Chief Executive Officer and up to six additional directors as described in the Agreement. The Investor Rights Agreement, as amended, requires that HoustonStreet provide certain registration rights and rights of first refusal to certain holders of HoustonStreet capital stock, including the Series A stockholders. In addition, the Right of First Refusal and Co-Sale Agreement, as amended, requires that certain holders of HoustonStreet capital stock, including the Series A stockholders, provide each other with certain rights of first refusal and rights of co-sale in the event that certain stockholders seeks to sell their shares of HoustonStreet capital stock.

     On March 22, 2001, HoustonStreet received commitments to receive up to approximately $3.9 million in additional funding, including $180,000 from Omega Group entities and $375,000 from James S. Gordon. Although HoustonStreet has received some of the funding, including $90,000 from Omega Group entities and $187,500 from Mr. Gordon, until the closing of the financing, there can be no assurance that HoustonStreet will receive the balance of the committed funds. This financing involves the sale by HoustonStreet of senior secured notes, warrants to purchase HoustonStreet preferred stock and warrants to purchase HoustonStreet common stock.

                             ELECTION OF DIRECTORS

     The persons named in the enclosed proxy card (John A. Tillinghast and Frank
W. Getman Jr.) will vote to elect the six nominees named below as Directors of the Company unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy card to that effect. Except for Mr. Gordon, each nominee is presently serving as a director. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

     Each director will be elected to hold office until the next annual meeting of stockholders or until his successor is elected and qualified. If for any reason any nominee should become unavailable for election prior to the Meeting, the person acting under the proxy may vote the proxy for the election of a substitute. It is not presently expected that any of the nominees will be unavailable.

     Set forth below are the name and age of each person nominated to serve on the Company's Board of Directors and the positions and offices held by him, his principal occupation and business experience during the past five years, the names of other publicly held companies of which he serves as a director and the year of the commencement of his term as a director of the Company. Information with respect to the number of shares of Common Stock beneficially owned by each director and director nominee, directly or indirectly, as of March 1, 2001, appears under "Security Ownership of Certain Beneficial Owners and Management."

     ALEXANDER ELLIS, III, age 51, has served as a director of the Company since May 2000. Since January 1999, Mr. Ellis has been a member of RockPort Partners, LLC, a merchant banking firm serving the electric and energy industries. Mr. Ellis is a founding member of RockPort Capital Partners, LLC, a private equity fund established in May 2000. Since May 1996, Mr. Ellis has been a member of Acadia Bay Energy Co., LLC, a developer of electric power generating stations. From May 1996 to June 1998, Mr. Ellis was a member of Casco Bay Energy Co., LLC, the developer of a gas-fired electric generating station in Veazie, Maine. Since its founding in July 1997, Mr. Ellis has served as a Vice President of Wattage Monitor Inc., a web-based electric rate and service information provider. Mr. Ellis is a director of Wattage Monitor, Inc. and Brazilian Resources, Inc., an energy resources company. Mr. Ellis holds a B.A. in Political Science from Colorado College and an M.B.A. from Yale School of Management.

     STANLEY I. GARNETT, II, age 57, has served as a director of the Company since June 1997. Mr. Garnett has been a senior advisor to PHB Hagler Bailly, an economic and management consulting firm, since September 1998. Mr. Garnett was an Executive Vice President of Florida Progress Corporation, an electric utility, from April 1997 to August 1998. From March 1996 until March 1997, Mr. Garnett was a senior advisor with Putnam, Hayes & Bartlett, an economic and management consulting firm. From September 1981 until December 1995, he was a senior executive at Allegheny Power System, Inc., an electric utility, serving as the company's chief legal officer and CFO from 1990 until December 1995. Mr. Garnett holds a B.A. in Business Administration from Colby College, an M.B.A. from the Wharton Graduate School of Commerce and Finance, and a J.D. from New York University School of Law.

     FRANK W. GETMAN JR., age 37, has served as President and Chief Executive Officer of the Company and Great Bay since May 1998. From September 1996 until May 1998, Mr. Getman was Chief Operating Officer of the Company and Great Bay. Mr. Getman served as Vice President, Secretary and General Counsel of Great Bay from August 1995 to May 1998. From September 1991 to August 1995, Mr. Getman was an attorney with the law firm of Hale and Dorr LLP, Boston, Massachusetts. Mr. Getman holds J.D. and M.B.A. degrees from Boston College and a B.A. in Political Science from Tufts University.

     JAMES S. GORDON, age 47, has served as President of Energy Management, Inc., a privately held independent power company since 1975. Energy Management, Inc. developed seven power plants in New England. Mr. Gordon founded the Competitive Power Coalition of New England and formerly served as its Chairman. Mr. Gordon holds a B.S. in Broadcasting and Film from Boston University.

     MICHAEL R. LATINA, age 28, has served as a director of the Company since February 1999. Mr. Latina has been a portfolio manager for Stonington Management Corporation, an affiliate of Elliott Associates, L.P., since March 1996. Mr. Latina is a director of Prime Natural Resources, Inc., an independent oil and gas exploration and production company, Odyssea Marine, Inc., a marine services company, Intedyne LLC, a provider of drilling tools to the oil and gas and utility industries, Horizon Offshore, Inc., an offshore construction company, and Grant Geophysical, Inc., a seismic data acquisition company. He served as a Director of Solid State Geophysical, Inc. from 1996 to 1997 and worked as an investment banker with Bear, Stearns & Co., Inc. from 1994 to 1996. Mr. Latina holds a B.S. in Finance from New York University's Stern School of Business.

     LAWRENCE M. ROBBINS, age 31, has served as a director of the Company since February 1999. Mr. Robbins has served as the Chief Executive Officer of Glenview Capital Management since September 2000. From January 1995 to September 2000, Mr. Robbins served as a general partner of Omega Advisors, Inc., where he was a portfolio manager since January 1995. From July 1992 to January 1995, Mr. Robbins was an analyst and associate at Gleacher & Co., an investment bank specializing in merger and acquisition advisory services. Mr. Robbins is a Certified Public Accountant and graduated from the University of Pennsylvania, earning degrees from the Wharton School and the Moore School of Engineering.

     JOHN A. TILLINGHAST, age 73, has served as a director of the Company since November 1994 and was the Chief Executive Officer of the Company from April 1995 until May 1998. Mr. Tillinghast served as the Company's Chief Engineer from April 1995 through May 2000. Since 1987, Mr. Tillinghast has served as President and the sole stockholder of Tillinghast Technology Interests, Inc. ("TILTEC"), a private consulting firm. From 1986 to 1993, Mr. Tillinghast served as Chairman of the Energy Engineering Board of the National Academy of Sciences. He holds an M.S. in Mechanical Engineering from Columbia University.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms filed by such person with respect to the Company.

     Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that during 2000, its directors, executive officers and holders of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements, except (i) Anthony M. Callendrello, the Company's Chief Operating Officer, inadvertently did not file a Form 3 with the Commission in connection with his employment with the Company on April 3, 2000 and receipt on April 3, 2000 of an option to purchase 30,000 shares of the Company's Common Stock, but Mr. Callendrello did report that option grant on a Form 5 filed on February 14, 2001; (ii) Frank W. Getman Jr., the President and Chief Executive Officer of the Company, inadvertently did not file a Form 4 with the Commission in connection with his receipt on May 25, 2000 of an option to purchase 20,000 shares of the Company's Common Stock, but reported that option grant on a Form 5 filed on February 10, 2001; and (iii) John A. Tillinghast, a director of the Company, inadvertently did not file a Form 4 with the Commission in connection with (a) his exercise on July 27, 2000 of an option to purchase 40,816 shares of the Company's Common Stock and (b) his exercise on November 3, 2000 of an option to purchase 20,000 shares of the Company's Common Stock. Mr. Tillinghast reported both transactions on a Form 5 filed on February 10, 2001.

BOARD AND COMMITTEE MEETINGS

     The Board of Directors met twelve times (including by telephone conference and by written consent) during 2000. All directors attended at least 75% of the meetings of the Board of Directors and of the committees on which they served.

     The Board of Directors has a Compensation Committee, which makes recommendations concerning salaries and incentive compensation for employees of and consultants to the Company and administers and grants stock options pursuant to the Company's 1996 Stock Option Plan, as amended. The Compensation Committee met in May 2000 to review and consider officer compensation for 2000 and establish compensation policies for 2001. The current members of the Compensation Committee are Messrs. Ellis, Garnett, Latina and Robbins.

     The Board of Directors has an Audit Committee, which reviews the results and scope of the audit and other services provided by the Company's independent public accountants. The Audit Committee met in March 2001 to review the results of the audit of fiscal year 2000. The current members of the Audit Committee are Messrs. Ellis, Garnett and Robbins.

     The Company has no nominating committee of the Board of Directors.

COMPENSATION OF DIRECTORS

     Employee directors do not receive any compensation for serving on the Board. Non-employee directors receive $2,500 per quarter, plus reasonable expenses. Non-employee directors are also eligible to receive stock option grants in accordance with a formula specified in the 1996 Stock Option Plan, as amended.

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth certain information concerning the compensation of the Company's Chief Executive Officer and the Company's Chief Operating Officer. As of December 31, 2000, the Company did not have any other executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                     ANNUAL COMPENSATION                         COMPENSATION AWARDS
                                     --------------------                       ----------------------
                                                                                SECURITIES UNDERLYING
                                                                                     OPTIONS/SARS
                                      SALARY      BONUS       OTHER ANNUAL        (NO. OF SHARES AND
NAME AND PRINCIPAL POSITION  YEAR     ($)(1)      ($)(1)     COMPENSATION($)        COMPANY)(#)(2)
---------------------------  ----    --------    --------    ---------------    ----------------------
Frank W. Getman Jr.......    2000    $160,000    $100,000(3)     $12,500(4)       20,000      (MWH)
  President and              1999     156,609           0         12,504(4)      164,000      (MWH)
  Chief Executive Officer                                                        720,000      (HSE)
                             1998     130,045      50,000         25,000(4)       93,750      (MWH)
Anthony M.
  Callendrello(5)........    2000      89,508      30,000(6)           0          30,000      (MWH)
  Chief Operating Officer
     and Secretary

---------------
(1) Amounts shown represent cash compensation earned by the Named Executive Officers for the fiscal years presented. Excludes amounts paid by HoustonStreet to Mr. Getman in 2000. See "Employment Agreements."

(2) The option exercise price is equal to the fair market value of the Common Stock on the date of grant. In addition to receiving options to purchase shares of Common Stock of the Company (designated in the table as MWH), Mr. Getman received options in July 1999 to purchase shares of common stock of HoustonStreet (designated in the table as HSE) as part of HoustonStreet's stock option program.

(3) Represents payment received in 2000 for Mr. Getman's performance in 1999.

(4) Amount shown represents compensation in the form of partial forgiveness of a loan to Mr. Getman. See "Employment Agreements."

(5) Mr. Callendrello joined the Company on April 3, 2000.

(6) Represents payment received in 2001 for Mr. Callendrello's performance in 2000.

     Option/SAR Grant Table. The following table sets forth certain information regarding options and SARs granted during 2000 by the Company to its executive officers.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                        INDIVIDUAL GRANTS
                                    ----------------------------------------------------------   POTENTIAL REALIZABLE
                                     NUMBER OF                                                     VALUE AT ASSUMED
                                     SECURITIES    PERCENT OF TOTAL                                 RATES OF STOCK
                                     UNDERLYING      OPTIONS/SARS                                 PRICE APPRECIATION
                                    OPTIONS/SARS      GRANTED TO      EXERCISE OR                 FOR OPTION TERM(2)
                                    GRANTED AND      EMPLOYEES IN     BASE PRICE    EXPIRATION   ---------------------
NAME                                 COMPANY(#)      FISCAL YEAR       ($/SH)(1)       DATE        5%($)      10%($)
----                                ------------   ----------------   -----------   ----------   ---------   ---------
Frank W. Getman Jr................     20,000            26.9%          $8.875      5/25/2007    $ 72,260    $168,397
Anthony M. Callendrello...........     30,000            40.3%           8.875      4/03/2007     108,390     252,596

---------------
(1) The exercise price of the options is equal to the fair market value of the Company's Common Stock on the date of grant. The exercisability of these options is accelerated upon the occurrence of a change in control (as defined in the 1996 Stock Option Plan, as amended).

(2) The amounts shown on this table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10%, compounded annually from the dates the respective options were granted to their expiration dates. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the Company's Common Stock, the optionholder's continued employment through the option period, and the date on which the options are exercised.

     Option Exercises and Year-End Values. The following table sets forth certain information concerning each exercise of stock options during the fiscal year ended December 31, 2000 by each of the Company's executive officers and the number and value of unexercised options held by each of the these executive officers on December 31, 2000.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                 NUMBER OF SECURITIES     VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED        IN-THE-MONEY
                                                                OPTIONS/SARS AT FISCAL   OPTIONS/SARS AT FISCAL
                                                                    YEAR-END(#)(1)         YEAR-END($)(2)(3)
                                      SHARES                    ----------------------   ----------------------
                                   ACQUIRED ON       VALUE           EXERCISABLE/             EXERCISABLE/
NAME                      COMPANY  EXERCISE(#)    REALIZED($)       UNEXERCISABLE            UNEXERCISABLE
----                      -------  ------------   -----------   ----------------------   ----------------------
Frank W. Getman Jr......  MWH              0           0           168,417/109,333            $161,719/$0
                          HSE(3)      60,000           0           280,000/380,000                  $0/$0
Anthony M.
  Callendrello..........  MWH              0           0                 0/ 30,000                  $0/$0

---------------
(1) MWH options were granted under the Company's 1996 Stock Option Plan, as amended. HSE options were granted under HoustonStreet's 1999 Stock Incentive Plan, as amended.

(2) For the MWH options, based on the fair market value of the Company's Common Stock on December 31, 2000 ($6.625).

(3) For the HSE options, based on a fair market value of nil for HSE Common Stock on December 31, 2000, as determined by the Company and as reflected on the Company's financial statements.

EMPLOYMENT AGREEMENTS

     On May 25, 2000, the Company entered into an employment agreement with Frank W. Getman Jr. (the "Getman Employment Agreement") pursuant to which Mr. Getman agreed to serve as the Company's

Chairman, President and Chief Executive Officer through July 31, 2003. The Getman Employment Agreement provides for an initial annual salary of $160,000 with an increase to $175,000 after May 25, 2001, and an additional increase to $200,000 after May 25, 2002. In addition, the Company loaned Mr. Getman $25,000 on May 5, 1998 to purchase the Company's Common Stock. In accordance with the terms of this loan, the Company forgave $12,500 of the loan on each of May 5, 1999 and May 5, 2000.

     If Mr. Getman's employment with the Company terminates in a "Qualifying Termination" in connection with a "Change in Control" (each as defined in the Getman Employment Agreement), (i) Mr. Getman is entitled to receive in cash an amount equal to the greater of the sum of his annual salary from the date of termination until the date of expiration of the Getman Employment Agreement or twice his annual salary at the date of such Change in Control; (ii) all outstanding stock options shall become immediately exercisable, and (iii) the non-competition and non-solicitation clauses contained in Subsections 5.c and 5.d of the Getman Employment Agreement shall cease to apply. Under certain circumstances identified in the Getman Employment Agreement, the Company may be required to pay to Mr. Getman additional compensation such that the total of the amounts payable under clause (i) above and the value of Mr. Getman's options (as defined in the Getman Employment Agreement) is $500,000. A Qualifying Termination will be treated as having occurred if, prior to the second anniversary of a Change in Control, (i) Mr. Getman's employment is terminated other than for cause or (ii) Mr. Getman voluntarily resigns following, generally, any material impairment or material adverse change in his working conditions, authority, position or compensation as compared with that in effect immediately prior to the Change in Control.

     On September 1, 2000, HoustonStreet entered into an employment agreement with Frank W. Getman Jr. (the "Getman/HSE Employment Agreement") pursuant to which Mr. Getman agreed to serve as HoustonStreet's President and Chief Executive Officer through August 31, 2003. Under the Getman/HSE Employment Agreement, Mr. Getman earned $52,923 in salary in 2000 and will earn additional salary in future years. Other terms of the Getman/HSE Employment Agreement are substantially similar to the terms of Mr. Getman's employment agreement with BayCorp.

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Company's Board of Directors is responsible for establishing compensation policies with respect to the Company's executive officers. As of December 31, 2000, the Company had two executive officers: its President/Chief Executive Officer and its Chief Operating Officer/Secretary. The objectives of the Company's executive compensation program are to establish compensation levels designed to enable the Company to attract, retain and reward executive officers who contribute to the long-term success of the Company so as to enhance stockholder value. Stock options granted under the 1996 Stock Option Plan, as amended, are a key component of the executive compensation program and are intended to provide executives with an equity interest in the Company so as to link a meaningful portion of the compensation of the Company's executives with the performance of the Company's Common Stock. In connection with the creation and launch in 1999 of HoustonStreet, HoustonStreet granted to its key employees stock options to acquire shares of HoustonStreet common stock.

     In May 2000, the Board approved a grant to Mr. Callendrello of options to purchase 30,000 shares of the Company's Common Stock at an exercise price of $8.875 per share, the closing price of the Company's Common Stock on the grant date. Mr. Callendrello's option vests in three equal annual installments of 10,000 shares on April 3, 2001, April 3, 2002 and April 3, 2003. In May 2000, the Board of Directors of the Company also approved a grant to Mr. Getman of options to purchase 20,000 shares of the Company's Common Stock at an exercise price of $8.875 per share. These options vested immediately upon their issuance.

     In February 2000, the Compensation Committee approved a $100,000 bonus payment to Mr. Getman for his performance in 1999. In May 2000, the Compensation Committee approved a new employment agreement with Mr. Getman pursuant to which Mr. Getman agreed to serve as the Chairman, President and Chief Executive Officer of the Company. See "Employment Agreements." The Committee determined Mr. Getman's compensation based on their judgment of Mr. Getman's historical and expected contributions to the Company and the value of his experience and knowledge of the Company's industry.

     Section 162(m) of the Internal Revenue Code (the "Code") generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid to its chief executive officer and each of its four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Committee periodically reviews the potential consequences of Section 162(m) and may structure the performance-based portion of its executive compensation to comply with certain exemptions to Section 162(m). However, the Committee reserves the right to use its judgment to authorize compensation payments that do not comply with the exemptions to Section 162(m). In any event, there can be no assurance that compensation attributable to stock options granted under the 1996 Stock Option Plan, as amended, will be exempt from Section 162(m).

                                          COMPENSATION COMMITTEE

                                          Alexander Ellis III
                                          Stanley I. Garnett, II
                                          Michael R. Latina
                                          Lawrence M. Robbins

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Company's Compensation Committee are Messrs. Ellis, Garnett, Latina and Robbins. No executive officer of the Company has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers served as a director of or member of the Compensation Committee of the Company.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee meets with the Company's independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee met in March 2001 to review the results of the audit of fiscal year 2000.

     The current members of the Audit Committee are Messrs. Garnett, Ellis and Robbins. Messrs. Garnett and Ellis are independent as that term is defined in
Section 121 of the Company Guide of the American Stock Exchange ("AMEX"), where the Company's shares are listed. Mr. Robbins, who does not meet the AMEX standard of independence for audit committee purposes, has served as a director and a member of the audit committee since February 1999. Under the AMEX independence standards, a director is not considered independent for audit committee purposes if he is employed by the Company or any of its affiliates during the current year or any of the past three years. The AMEX independence standards provide that a stockholder holding 10% or more of the Company's outstanding shares may be deemed an affiliate of the Company.

     From January 1995 to September 2000, Mr. Robbins was a general partner of Omega Advisors, Inc., where he also served as a portfolio manager. As of March 1, 2001, Omega Advisors, Inc. and its affiliates owned approximately 33% of the Company's shares outstanding. As such, Mr. Robbins may be considered an affiliate of the Company and therefore, would not meet the AMEX standard of independence for audit committee purposes. Nevertheless, the Company's Board of Directors determined that Mr. Robbins' membership on the Audit Committee is in the best interests of the Company and its stockholders because of his financial proficiency culled from experience as an analyst, portfolio manager, and Certified Public Accountant. The Company plans to elect a new independent member of the Audit Committee prior to June 14, 2001.

     Pursuant to the AMEX listing requirements, the Audit Committee operates under a written charter approved by the Board of Directors. The Audit Committee's current charter is attached as Annex A to this Proxy Statement.

     In fulfilling its oversight responsibilities regarding the Company's financial statements for the year ended December 31, 2000, the Audit Committee reviewed with management the audited financial statements included in the Company's Annual Report. This review included a discussion of the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with the independent auditors their judgments as to the quality, and not just the acceptability, of the Company's accounting principles and other matters required for discussion under Statement of Accounting Standards No. 61.

     The Audit Committee received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1. Further, the Audit Committee discussed with the independent auditors the auditors' independence from management and the Company.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors, and the Board approved, that the Company's audited financial statements for the year ended December 31, 2000 be included in the Annual Report on Form 10-K as filed with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          Alexander Ellis III
                                          Stanley I. Garnett, II
                                          Lawrence M. Robbins

MATTERS RELATING TO THE INDEPENDENT AUDITORS

     Appointment of Andersen. The Board of Directors appointed Andersen to examine the Company's consolidated financial statements for the fiscal year ending December 31, 2000. Representatives of Andersen are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they wish and to respond to appropriate stockholder questions.

     Audit Fees. The aggregate fees billed for professional services rendered for the audit of the Company's consolidated financial statements for the year ended December 31, 2000 and for the reviews of the Company's consolidated financial statements included in its Quarterly Reports on Form 10-Q for that year was $127,711.

     Financial Information Systems Design and Implementation Fees. During 2000, Andersen did not perform any services for the Company relating to the design or implementation of the Company's financial information systems.

     All Other Fees. During 2000, Andersen billed $321,751 in aggregate fees for all services rendered by Andersen, other than the audit fees described above. The Audit Committee of the Board of Directors considered whether providing these non-audit services is compatible with maintaining Andersen's independence. The Audit Committee determined that Andersen's objectivity in performing the Company's audit was not impaired by the provision of non-audit services by Andersen, particularly in light of the relationship between Andersen's non-audit services and Andersen's annual revenues.

STOCK PERFORMANCE GRAPH

     The following graph compares cumulative total stockholder return on the Company's Common Stock and in the case of periods before the Restructuring Date, on the Common Stock of Great Bay Power Corporation, the Company's predecessor and currently a whole owned subsidiary of the Company, with the cumulative total return for the S&P 500 Stock Index and the Philadelphia Stock Exchange Utility Index. Great Bay's Common Stock was first registered under Section 12 of the Exchange Act on April 17, 1995. This graph assumes the investment of $100 on December 29, 1995 in the Company's Common Stock, the S&P 500 Stock Index and UTY Philadelphia Stock Exchange Utility Index and assumes dividends are reinvested. Measurement points are at December 29, 1995, December 31, 1996, December 31, 1997, December 31, 1998, December 31, 1999 and December 29, 2000.

                          COMPARATIVE TOTAL RETURNS(1)
             BAYCORP HOLDINGS, LTD.(2), S&P 500, UTY UTILITY INDEX
                (PERFORMANCE RESULTS THROUGH DECEMBER 29, 2000)

                      [COMPARATIVE TOTAL RETURNS GRAPHIC]

                                                 BAYCORP HOLDINGS, LTD.              S&P 500                    UTY INDEX
                                                 ----------------------              -------                    ---------
12/29/95                                                 100.00                      100.00                      100.00
12/31/96                                                 106.30                      120.30                       92.40
12/31/97                                                  82.80                      157.60                      111.70
12/31/98                                                  43.80                      199.16                      125.60
12/31/99                                                 121.10                      238.50                       98.60
12/29/00                                                  82.80                      214.40                      141.70

---------------
(1) Assumes $100 invested at the close of trading on December 29, 1995 in the Common Stock of the Company, the S&P 500, and the UTY Utility Index. Cumulative total return assumes reinvestment of dividends.

(2) For purposes of this chart, BayCorp Holdings, Ltd. is treated as the successor to Great Bay Power Corporation. Trading of BayCorp Holdings, Ltd. Common Stock commenced on January 28, 1997.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors, on the recommendation of its Audit Committee, has selected the firm of Andersen, independent public accountants, as accountants of the Company for the fiscal year ending December 31, 2000. Although stockholder approval of the Board of Directors' selection of Andersen is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Meeting, the Board of Directors will reconsider its selection of Andersen.

     A representative of Andersen is expected to be present at the Meeting. The representative will have the opportunity to make a statement if he or she desires to do so and will also be available to respond to appropriate questions from stockholders.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, facsimile and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names. The Company will reimburse banks and brokers for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

     Proposals of stockholders intended to be presented at the 2002 Annual Meeting of Stockholders must be received by the Company at its principal office in Portsmouth, New Hampshire no later than December 5, 2001 for inclusion in the proxy statement for that meeting. Pursuant to Rule 14a-4 under the Exchange Act, if a stockholder notifies the Company after December 5, 2001 of an intent to present a proposal at the Company's 2002 Annual Meeting (and for any reason the proposal is voted upon at that Annual Meeting), the Company's proxy holders will have the right to exercise discretionary voting authority with respect to the proposal, if presented at the meeting, without including information regarding the proposal in the Company's proxy materials.

                                          By Order of the Board of Directors,

                                          FRANK W. GETMAN JR.,
                                          President and Chief Executive Officer

April 6, 2001

     THE MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                                                         ANNEX A

                             BAYCORP HOLDINGS, LTD.

                            AUDIT COMMITTEE CHARTER

I. Membership

     A. Number. The Audit Committee shall consist of at least three independent, financially literate members of the board of directors meeting the requirements set forth in Sections I.B and I.C. below.

     B. Independence. A director is independent if he or she is not an officer or employee of the Company or its subsidiaries, if he or she has no relationship which, in the opinion of the Company's board of directors, would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director, and if he or she:

          1. Has not been an employee of the Company or any affiliate of the Company in the current year or in any of the past three years;

          2. Has no immediate family member who has been employed by the Company or an affiliate of the Company in any of the past three years (an immediate family member includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in a person's home);

          3. Is not employed as an executive of an entity other than the Company having a compensation committee which includes any of the Company's executives;

          4. Did not within the last fiscal year receive from the Company or any affiliate of the Company compensation -- other than benefits under at tax qualified retirement plan, compensation for director service or nondiscretionary compensation -- greater than $60,000; and

          5. Has not in any of the past three years been a partner in, or controlling stockholder or executive of, a for profit business organization to which the Company made or from which the Company received payment (other than payment arising solely from investments in the Company's securities) that exceeds the greater of: (i) $200,000; or (ii) more than 5% of the Company's or business organization's consolidated gross revenues.

Under exceptional and limited circumstances, one director who has a relationship making him or her not independent, and who is not a Company employee or an immediate family member of a Company employee, may serve on the Audit Committee if the board of directors determines that the director's membership on the Audit Committee is required by the best interests of the Company and its stockholders, and discloses in the next annual proxy statement after such determination the nature of the relationship and the reasons for the determination.

     C. Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or must become able to do so within a reasonable time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background which result in the member having financial sophistication (such as being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities).

     D. Chairman. Unless a Chairman is elected by the board of directors, the Audit Committee shall elect a Chairman by majority vote.

II. Responsibilities of the Audit Committee

     The Audit Committee shall assist the board of directors in fulfilling their responsibilities to stockholders concerning the Company's accounting and reporting practices, and shall facilitate open communication between the Audit Committee, board of directors, outside auditors, and management. The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the outside auditor, in accordance with its business judgment. The responsibilities set forth herein do not reflect or create any duty or obligation of the Audit Committee to plan, conduct, oversee or determine the appropriate scope of any audit, or to determine that the Company's financial statements are complete, accurate, fairly presented, or in accordance with Generally Accepted Accounting Principles or applicable law. In exercising its business judgment, the Audit Committee shall rely on the information and advice provided by the Company's management and/or its outside auditor.

     A. The Audit Committee shall review and reassess the adequacy of this charter at least annually.

     B. The outside auditor shall be accountable to the Audit Committee and the board of directors, which together shall have the ultimate authority and responsibility to nominate the outside auditor to be proposed for stockholder approval in any proxy statement, and to select, evaluate, and (where appropriate) replace the outside auditor.

     C. The Audit Committee shall ensure that they receive from the outside auditor the written disclosures and letter from the outside auditor required by Independence Standards Board Standard No. 1.

     D. The Audit Committee shall discuss with the outside auditor its independence, and shall actively engage in a dialogue with the outside auditor regarding any disclosed relationships or services that might impact the objectivity and independence of the auditor. The Audit Committee shall take, or recommend that the full board of directors take, appropriate action to oversee the independence of the outside auditor.

     E. The Audit Committee shall review and discuss with the Company's management the Company's audited financial statements.

     F. The Audit Committee shall discuss with the outside auditor the matters about which Statement on Auditing Standards No. 61 requires discussion.

     G. Based upon its discharge of its responsibilities pursuant to Sections II.C through II.F and any other information, discussion or communication that the Audit Committee in its business judgment deems relevant, the Audit Committee shall consider whether they will recommend to the board of directors that the Company's audited financial statements be included in the Company's annual reports on Forms 10-K.

     H. The Audit Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-K.

     I. The Audit Committee shall annually inform the outside auditor, the Chief Financial Officer, the Controller, and the most senior other person, if any, responsible for the internal audit activities, that they should promptly contact the Audit Committee or its Chairman about any significant issue or disagreement concerning the Company's accounting practices or financial statements that is not resolved to their satisfaction. Where such communications are made to the Chairman, he or she shall confer with the outside auditor concerning any such communications, and shall notify the other members of the Audit Committee of any communications which the outside auditor or the Chairman in the exercise of his or her business judgment believes should be considered by the Audit Committee prior to its next scheduled meeting.

     J. The Audit Committee shall direct the outside auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information, and to discuss promptly with the Chairman of the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by Statement on Auditing Standards No. 61. The Chairman of the Audit Committee shall discuss any such matters with the outside auditor, and shall notify the other members of the Audit Committee of any discussions which the outside auditor or the Chairman in the exercise of his or her business judgment believes should be considered by the Audit Committee prior to disclosure or filing of the interim financial information, or the Audit Committee's next scheduled meeting.

     K. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose or file interim financial information prior to completion of review by the outside auditor.

     L. The Audit Committee shall meet privately at least once per year with:
(i) the outside auditor; (ii) the Chief Financial Officer; (iii) the Controller; and (iv) the most senior person (if any) responsible for the internal audit activities of the Company.

                             BAYCORP HOLDINGS, LTD.


      PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 2, 2001
       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
             COMPANY AND SHOULD BE RETURNED AS SOON AS POSSIBLE TO
                    AMERICAN STOCK TRANSFER & TRUST COMPANY


The undersigned, having received notice of the meeting and management's proxy statement therefor, and revoking prior proxies, hereby appoint(s) John A. Tillinghast and Frank W. Getman Jr., each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of BAYCORP HOLDINGS, LTD. (the "Company") to be held at the American Stock Exchange, 86 Trinity Place, New York, New York on Wednesday, May 2, 2001, at 11:30 a.m., Eastern Time, and any adjourned sessions thereof, and there to vote and act upon the following matters in respect of all shares of stock of the Company which the undersigned will be entitled to vote or act upon, with all the powers the undersigned would possess if personally present.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

The proxy when properly executed will be voted in the manner directed by the undersigned stockholder. The shares represented by this Proxy will be voted as directed by the undersigned. If no direction is given with respect to any proposal, this proxy will be voted for such proposal. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)


                                                                 ---------------
                                                                   SEE REVERSE
                                                                       SIDE
                                                                 ---------------

[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE


                         FOR       WITHHELD
1. To elect the                                 NOMINEES: Alexander Ellis III
   following             [ ]         [ ]                  Stanley I. Garnett II
   Directors                                              Frank W. Getman Jr.
                                                          James S. Gordon
                                                          Michael R. Latina
                                                          Lawrence M. Robbins
                                                          John A. Tillinghast
   For, except withheld from the following nominees:


   -------------------------------------------------

                                                FOR      AGAINST     ABSTAIN
2. To ratify the appointment of Arthur
   Andersen LLP as the Company's                [ ]        [ ]         [ ]
   independent public accountants for the
   current fiscal year.

                                                FOR      AGAINST     ABSTAIN
3. To transact such other business as may
   properly come before the meeting or any      [ ]        [ ]         [ ]
   adjournment thereof.



                         Mark box at right if you plan to attend the    [ ]
                         meeting.


                         Mark box at right if comments or address      [ ]
                         change have been noted on the reverse side of this card.




STOCKHOLDER                                                    DATE
           ----------------------------------------------------    -------------

CO-HOLDER (IF ANY)
                  ---------------------------------------------
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.